Exhibit 99.2

FIRST QUARTER FISCAL YEAR 2027 Earnings Conference Call September 9, 2026

[2] © 2026 AEROVIRONMENT, INC. Safe Harbor Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products, whether due to restrictions and sanctions imposed by foreign governments or otherwise; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs, including foreign military financing aid; changes in the timing and/or amount of government spending, including due to continuing resolutions and/or changing government priorities; adverse impacts of any U.S. government shutdown; our ability to realize the anticipated benefits of the BlueHalo transaction or other acquisitions; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with applicable law, regulatory requirements, and contractual obligations; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions, or litigation that may arise from or in conjunction with our recent acquisitions; our ability to respond and adapt to legal, regulatory and government budgetary changes; our ability to comply with the covenants in our loan documents, outstanding convertible notes or acquisition and merger agreements for acquisitions; our ability to attract and retain skilled employees, including retention of employees of acquired companies; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

[3] © 2026 AEROVIRONMENT, INC. Solid first-quarter adjusted EBITDA of $53 million2 driven by Autonomous Systems segment. Record funded backlog1 of $1.5 billion, up 23% sequentially and 37% year over year. First-quarter record revenue of $480 million driven by strong sales in Autonomous Systems segment. Strong bookings1 of $683 million for first quarter fiscal year 2027 and book-to-bill ratio of 1.4. First Quarter Fiscal Year 2027 Key Messages 1 REFER TO APPENDIX F FOR DEFINITIONS OF BOOKINGS, FUNDED BACKLOG AND UNFUNDED BACKLOG. 2 Q1 GAAP NET LOSS WAS ($5.1) MILLION. REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C.

# First Quarter Fiscal Year 2027 Results

| Metric | Q1 FY27 | Notes |
|---|---|---|
| Revenue | $480.5 M | ○ 6% YoY revenue growth, driven by 21% YoY sales increase from AxS |
| GAAP Gross Margin | $124.6 M | ○ 31% YoY increase driven by strong contributions from AxS |
| Non-GAAP Adjusted EBITDA[1] | $53.4 M | ○ First-quarter adjusted EBITDA margin of 11% driven by higher AxS sales[1]<br>○ Adjusted non-GAAP SG&A = 18% of revenue[3]<br>○ IRAD = 5% of revenue |
| Non-GAAP EPS (diluted)[2] | $0.59 | ○ Favorable margin contributions from AxS<br>○ Includes lower YoY stock-based compensation; higher YoY interest income |
| Funded Backlog | $1.5 B | ○ Record funded backlog up 37% YoY and 23% sequentially driven by strong orders in AxS |
| Unfunded Backlog | $1.4 B | ○ Strong unfunded backlog driven by SCDE |

[1] Q1 GAAP NET LOSS WAS ($5.1) MILLION. REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C.
[2] Q1 GAAP EPS WAS ($0.10) PER DILUTED SHARE. REFER TO RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER DILUTED SHARE ON APPENDIX A.
[3] GAAP SG&A WAS 23% OF Q1 REVENUE. REFER TO GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED SG&A ON APPENDIX G.

[4]
© 2026 AEROVIRONMENT, INC.

[5] © 2026 AEROVIRONMENT, INC. $454.7 $472.5 $408.0 $641.6 $480.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 Q1 FY26 Q2 FY26 Q3 FY26 Q4 FY26 Q1 FY27 AxS $285.3 $301.6 $278.7 $492.4 $346.0 SCDE $169.4 $170.9 $129.3 $149.2 $134.5 Revenue Mix, Adjusted Profitability and Non-GAAP EPS 1 Q1 FY27 GAAP PRODUCT MARGIN: 35% | SERVICE MARGIN 6% | TOTAL GROSS MARGIN: 26%. REFER TO GAAP TO NON-GAAP RECONCILIATION OF GROSS MARGIN ON APPENDIX B. 2 Q1 FY27 GAAP EPS WAS ($0.10) PER DILUTED SHARE. REFER TO RECONCILIATION OF NON-GAAP DILUTED EARNINGS PER SHARE ON APPENDIX A. Quarterly Revenue by Segment AxS: AUTONOMOUS SYSTEMS SCDE: SPACE, CYBER AND DIRECTED ENERGY 36% 40% 13% 8% 29% 30% 0% 20% 40% 60% Q1 FY26 Q1 FY27 Adj Product Margin Adj Service Margin Total Adj Gross Margin $0.32 $0.59 $- $0.25 $0.50 $0.75 Q1 FY26 Q1 FY27 Q1 FY27 Revenue: 68% Product | 32% Services Adjusted Non-GAAP Gross Margin1 Non-GAAP Diluted EPS2 [$M]

[6] © 2026 AEROVIRONMENT, INC. First Quarter Year over Year Revenue Comparison by Operating Group [$M] Q1 FY26 Q1 FY27 Variance vs. Prior Year Variance vs. Prior Year [%] Uncrewed Aircraft Systems $ 70 $ 120 $ 50 71 % Precision Strike & Defensive Systems $ 182 $ 197 $ 15 8 % Other $ 33 $ 29 $ [4] [12] % AxS TOTAL $ 285 $ 346 $ 61 21 % Space & Directed Energy $ 71 $ 51 $ [20] [28] % Cyber & Mission Solutions $ 99 $ 83 $ [16] [16] % SCDE TOTAL $ 170 $ 134 $ [36] [21] % COMBINED TOTAL $ 455 $ 480 $ 25 6 % Saved in SlideLizard CREATOR library

# Guidance: Fiscal 2027 Outlook

| As of 09/9/2026 | Q1 FY27 Results | FY27 Guidance (unchanged from Q4) | Notes / Assumptions |
|---|---|---|---|
| **Revenue** | $480.5 M | $2.125 B to $2.225 B<br>10% year-over-year growth at midpoint | ○ 1HFY27 = 45%; 2HFY27 = 55% |
| **Adjusted EBITDA**[1] | $53.4 M | $305 M to $325 M<br>14% margin at midpoint for FY27 | ○ IRAD guidance remains 7% to 9% of revenue<br>○ Adj SG&A guidance remains 14% to 16% [4] of revenue<br>○ Stock based compensation of approx. $40 million for FY27<br>○ Adj EBITDA 1HFY27 = 1/3 ; 2HFY27 = 2/3 |
| **Non-GAAP Earnings Per Share (diluted)**[2] | $0.59 | $3.02 to $3.34 | ○ Includes increased depreciation resulting from planned facility and capacity expansion<br>○ 1HFY27 = 30% ; 2HFY27 = 70% |
| **Capital Expenditures**[3] | 11% | 12% to 14% | ○ FY27 guidance remains elevated YoY reflecting planned manufacturing capabilities & facility expansion<br>○ Results include integration-related capital expenditures |

[1] Q1 GAAP NET LOSS WAS ($5.1) MILLION. REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C. FORECAST FULL YEAR GAAP NET INCOME BETWEEN $10 MILLION AND $27 MILLION. REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX E.
[2] Q1 GAAP EPS WAS ($0.10) PER DILUTED SHARE. REFER TO RECONCILIATION OF NON-GAAP EARNINGS PER DILUTED SHARE ON APPENDIX A. FORECAST FULL YEAR GAAP NET INCOME PER DILUTED SHARE BETWEEN $0.21 AND $0.53. REFER TO FORECASTED NON-GAAP EPS RECONCILIATION ON APPENDIX D.
[3] INCLUDES CLOUD IMPLEMENTATION CAPITAL EXPENDITURES AND SOFTWARE CAPITALIZATION.
[4] FORECAST FULL YEAR GAAP SG&A AS A PERCENT OF REVENUE BETWEEN 20% AND 21%. REFER TO GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED SG&A ON APPENDIX G.

[7]
© 2026 AEROVIRONMENT, INC.

[8] © 2026 AEROVIRONMENT, INC. 481 990 1,137 314 140 192 104 $- $500 $1,000 $1,500 $2,000 $2,500 Q4 FY26 (6/29/26) Q1 FY27 (9/9/26) Q2 FY27 Q3 FY27 Q4 FY27 Year-to-Date - FY27 Funded Backlog - FY27 Anticipated Qtr-to-Date Bookings - FY27 Anticipated Unfunded Backlog - FY27 Anticipated 86% visibility 1 FY2027 Revenue Visibility 1BASED ON MIDPOINT OF GUIDANCE RANGE OF $2.125 BILLION TO $2.225 BILLION. Company visibility supports revenue guidance range 69% visibility 1 GUIDANCE RANGE $2.125B - $2.225B IN MILLIONS

# Major Awards Announced First Quarter 2027

Q1

SPACE AND DIRECTED ENERGY

## $43M

Contract to integrate PANTHER Phased Array Antenna on SkyRange Platforms for Hypersonic Telemetry



PRECISION STRIKE & DEFENSIVE SYSTEMS

## $500M

Joint Interagency Task Force 401 (JIATF-401) has selected Titan™ MS (Multi-Sensor) system in support of Domestic Shield. Initial task order of $80M



UNCREWED AIRCRAFT SYSTEMS

## $30M

AV awarded contract to provide Puma™ Systems Stack for Germany's LARUS program



UNCREWED AIRCRAFT SYSTEMS

## $117M

U.S. Army awarded P550™ contract for the Long-Range Reconnaissance (LRR) program



Q2

PRECISION STRIKE & DEFENSIVE SYSTEMS

## $51M

AV receives U.S. Army order for Switchblade® 600 in support of Lethal Unmanned Systems IDIQ



SPACE AND DIRECTED ENERGY

## $464M

AV's LOCUST® selected for Army C-UAS contract for Enduring High Energy Laser (E-HEL) program, marking first-ever directed energy production contract



SPACE AND DIRECTED ENERGY

## $52M

AV secured its first international commercial order for its LOCUST® laser weapon system, marking a major milestone in the global adoption of its directed-energy C-UAS capabilities



[9]

© 2026 AEROVIRONMENT, INC.

APPENDIX

[11] © 2026 AEROVIRONMENT, INC. Reconciliation of Non-GAAP Earnings per Diluted Share (unaudited) 1 st Quarter FY2026 1 st Quarter FY2027 Loss per diluted share $ (1.44) $ (0.10) Acquisition-related expenses 0.52 0.04 Amortization of acquired intangible assets and other purchase accounting adjustments 1.34 0.69 Equity Method and equity securities investments activity, net (0.10) (0.04) Earnings per diluted share as adjusted (non-GAAP) $ 0.32 $ 0.59 APPENDIX A - FINANCIAL TABLES

[12] © 2026 AEROVIRONMENT, INC. GAAP to Non-GAAP Reconciliation of Adjusted Gross Margin APPENDIX B - FINANCIAL TABLES Products 1st Quarter FY2026 1st Quarter FY2027 Gross Margin $ 82.8 $ 115.5 Intangible amortization and acquisition related expense $ 31.3 $ 15.9 Adjusted Gross Margin $ 114.1 $ 131.4 Adj. Prod GM% 36% 40% Services Gross Margin $ 12.3 $ 9.1 Intangible amortization and acquisition related expense $ 6.1 $ 3.6 Adjusted Gross Margin $ 18.4 $ 12.7 Adj. Service GM% 13% 8% Total Adj. GM% 29% 30%

[13] © 2026 AEROVIRONMENT, INC. Net Income to EBITDA and non-GAAP Adjusted EBITDA Reconciliation APPENDIX C - FINANCIAL TABLES 1st Quarter FY2026 1st Quarter FY2027 Net loss $ (67.4) $ (5.1) Interest expense (income), net 17.4 (4.1) Tax benefit (15.2) (0.4) Depreciation 10.6 12.6 Amortization 79.7 43.4 EBITDA (Non-GAAP) 25.1 46.4 Cloud amortization 0.9 1.9 Stock-based compensation 11.4 4.9 Acquisition-related expenses 23.7 2.1 Equity method and equity security investment activity (4.5) (1.9) Adj. EBITDA (Non-GAAP) $ 56.6 $ 53.4 [$M]

[14] © 2026 AEROVIRONMENT, INC. GAAP to Non-GAAP Reconciliation of Earnings per Diluted Share (Unaudited) APPENDIX D - FINANCIAL TABLES FY2026 FY2027 Full Year Non-GAAP Forecast Earnings (loss) per diluted share (GAAP) $ (5.40) $ 0.21 - 0.53 Acquisition-related expenses 0.89 0.15 Amortization of acquired intangible assets and other purchase accounting adjustments 3.60 2.70 Equity Method and equity securities investments activity, net (0.54) (0.04) Goodwill impairment 4.76 --- Earnings per diluted share as adjusted (non-GAAP) $ 3.31 $ 3.02 - 3.34

[15] © 2026 AEROVIRONMENT, INC. Reconciliation of 2027 Forecast and Fiscal Year 2026 Non-GAAP adjusted EBITDA (Unaudited) APPENDIX E - FINANCIAL TABLES [$M] FY2026 FY2027 Full Year Non-GAAP Forecast Net (loss) income from continued operations $ (265) $ 10 - 27 Interest expense (income), net 6 (10) Tax (benefit) provision (23) (4) - 1 Depreciation 42 75 – 73 Amortization 223 173 EBITDA (Non-GAAP) (17) 244 – 264 Cloud amortization 6 13 Stock-based compensation 38 40 Acquisition-related expenses 48 10 Goodwill impairment 241 --- Equity method and equity security investment activity (29) (2) Adj. EBITDA (Non-GAAP) $ 287 $ 305 - 325

APPENDIX F - FINANCIAL TABLES

# AVAV Contracting Related Definitions

| Term | Definition | Q1 FY27 Results |
|---|---|---|
| Bookings | The **value of new authorized/exercised contract awards and contract modifications** received during the reporting period. Bookings typically include the **total contract value** for new awards and the **incremental value** of modifications. Bookings include authorized contract values where the customer has provided contractual authority to perform work, even if funding has not yet been obligated, but does not include the unauthorized portion of TCV. | $0.7B |
| Funded Backlog | The portion of backlog for which the customer has provided **appropriated, obligated funding** that the company is currently authorized to spend. Funded backlog is the most "cash-certain" portion of backlog, representing work the company can execute immediately and bill against. This is often driven by U.S. DoD funding obligations and contract increments. | $1.5B |
| Unfunded Backlog | The remaining value of awarded contracts for which the customer has **not yet obligated funding**. These amounts reflect **future expected funding**—commonly tied to multi-year programs where annual appropriations, options, or increments are still pending. Unfunded backlog is typical in large defense programs and is converted to funded backlog as appropriations and task orders are executed. Unfunded ceiling amounts for sole-source or multi-awardee Indefinite Delivery, Indefinite Quantity ("IDIQ") contracts are not included in unfunded backlog. | $1.4B |
| Book-to-Bill Ratio | The book-to-bill ratio measures the relationship between the value of **new bookings** in a given period (Fiscal YTD) and the **revenue billed or recognized** over that same period. Book-to-bill ratio is calculated by dividing period bookings by period revenues. | 1.4 (YTD) |

[16]

© 2026 AEROVIRONMENT, INC.

AV

[17] © 2026 AEROVIRONMENT, INC. GAAP to Non-GAAP Reconciliation of Adjusted SG&A (Unaudited) APPENDIX G - FINANCIAL TABLES [$M] 1st Quarter FY2026 1st Quarter FY2027 FY2026 FY2027 Full Year Non-GAAP Forecast SG&A Reconciliation Revenue $ 454.7 $ 480.5 $ 1,976.8 $ 2,125 – 2,225 Total SG&A 131.3 111.5 443.3 415 – 473 Total SG&A % of Revenue 29% 23% 22% 20% – 21% Acquisition Expense 23.7 1.2 48.2 10 Intangible Amortization 42.3 24.9 130.4 99 Adjusted SG&A $ 65.3 $ 85.4 $ 264.7 $ 306 – 364 Adjusted SG&A % of Revenue 14% 18% 13% 14% – 16%

[18] © 2026 AEROVIRONMENT, INC. Q1 FY27 Total Unfunded Backlog Roll Forward APPENDIX H - FINANCIAL TABLES Total Unfunded Backlog [$M] Total Roll Forward Q4 FY26 Unfunded Backlog as of 4/30/2026 $ 1,457.7 Q1 FY27 Orders Reducing Unfunded Backlog (177.6) Q1 FY27 New Unfunded Bookings 86.4 Total Q1 FY27 Unfunded Backlog as of 8/01/2026 $ 1,366.5